Exhibit 99.1
AdvanSix.com
News Release

ADVANSIX APPOINTS FARHA ASLAM TO BOARD OF DIRECTORS

Parsippany, N.J., December 14, 2021 – AdvanSix (NYSE: ASIX) announced today the appointment of Farha Aslam as a new independent member of its Board of Directors. Ms. Aslam is currently Managing Partner of Crescent House Capital, an investment and strategic advisory firm she founded that focuses on the agriculture, energy and food processing industries. Ms. Aslam will serve on the Audit Committee and the Compensation and Leadership Development Committee of the Board of Directors. AdvanSix’s Board now consists of 10 members, including nine independent directors.

“We are very excited to welcome Farha to the AdvanSix Board and leverage her agribusiness experience and financial expertise to progress our corporate strategic priorities,” said Michael Marberry, Board Chairman of AdvanSix. “Farha has a unique skill set with decades of experience as a former top Wall Street analyst and current strategic advisor, and we look forward to her leadership and contributions.”

Prior to founding Crescent House Capital in 2019, Ms. Aslam covered the agribusiness sector for nearly two decades as an analyst for Merrill Lynch & Co. and Stephens Inc. At Stephens Inc., she led the firm’s Food and Agribusiness equity research team as Managing Director, built a top-tier research franchise that spanned the grain, ethanol, protein, and packaged food sectors, and successfully positioned several lead managed equity offerings and debt financings. Previously, Ms. Aslam was a vice president at Merrill Lynch and a risk management advisor at UBS. Ms. Aslam received her B.A. in Economics from the University of California and holds a Master of Business Administration degree from Columbia University. She also currently serves as a director at Green Plains Inc., Pilgrim’s Pride Corporation, and Calavo Growers, Inc.

“Farha is a valuable addition to our Board, and we look forward to her perspective and insights as we continue to drive the company forward. Her understanding of the investment community and experience serving on the boards of other global leaders in the agribusiness space will provide immense benefits as we support long-term shareholder value,” said Erin Kane, president and CEO of AdvanSix.

About AdvanSix
AdvanSix plays a critical role in global supply chains, innovating and delivering essential products for our customers in a wide variety of end markets and applications that touch people’s lives, such as building and construction, fertilizers, plastics, solvents, packaging, paints, coatings, adhesives and electronics. Our reliable and sustainable supply of quality products emerges from the vertically integrated value chain of our three U.S.-based manufacturing facilities. AdvanSix strives to deliver best-in-class customer experiences and differentiated products in the industries of nylon solutions, chemical intermediates, and plant nutrients, guided by our core values of Safety, Integrity, Accountability and Respect. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements
This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "estimate," “outlook,” "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" and other variations or similar terminology and expressions. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: general economic and financial conditions in the U.S. and globally, including the impact of the coronavirus (COVID-19) pandemic and any resurgences; the scope, shape and pace of recovery of the pandemic; the timing of the distribution and efficacy of vaccines or treatments for COVID-19 that are currently available or may be available in the future and related vaccination rates; the severity and transmissibility of newly identified strains of COVID-19; governmental, business and individuals’ actions in response to the pandemic, including our business continuity and cash optimization plans that have been, and may in the future be, implemented; the impact of social and economic restrictions and other containment measures taken to combat virus transmission; the effect on our customers’ demand for our products and our suppliers’ ability to manufacture and deliver our raw materials, including implications of reduced refinery utilization in the U.S.; our ability to sell and provide our goods and services, including as a result of travel and other COVID-19-related restrictions; the ability of our customers to pay for our products; and any closures of our and our customers’ offices and facilities; risks associated with increased phishing, compromised business emails and other cybersecurity attacks and disruptions to our technology infrastructure; risks associated with employees working remotely or operating with a reduced workforce; risks associated with our indebtedness including compliance with financial and restrictive covenants, and our ability to access capital on reasonable terms, at a reasonable cost or at all due to economic conditions resulting from COVID-19 or otherwise; the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, natural disasters and pandemics; price fluctuations, cost increases and supply of raw materials; our operations and growth projects requiring substantial capital; growth rates and cyclicality of the industries we serve including global changes in supply and demand; failure to develop and commercialize new products or technologies; loss of significant customer relationships; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; hazards associated with chemical manufacturing, storage and transportation; litigation associated with chemical manufacturing and our business operations generally; inability to acquire and integrate businesses, assets, products or technologies; protection of our intellectual property and proprietary information; prolonged work stoppages as a result of labor difficulties or otherwise; cybersecurity, data privacy incidents and disruptions to our technology infrastructure; failure to maintain effective internal controls; our ability to declare and pay quarterly cash dividends and the amounts and timing of any future dividends; our ability to repurchase our common stock and the amount and timing of any future repurchases; disruptions in supply chain, transportation and logistics; potential for uncertainty regarding qualification for tax treatment of our spin-off; fluctuations in our stock price; and changes in laws or regulations applicable to our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. We identify the principal risks and uncertainties that affect our performance in our filings with the Securities and Exchange Commission (SEC), including the risk factors in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020, as updated in subsequent reports filed with the SEC.

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Contacts:
Media	Investors
Debra Lewis	Adam Kressel
(973) 526-1767	(973) 526-1700
debra.lewis@advansix.com	adam.kressel@advansix.com

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